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HECLA MINING COMPANY
Executive Deferral Plan
Master Plan Document
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Effective January 1, 1995                                        Exhibit 10.3(a)

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HECLA MINING COMPANY
Executive Deferral Plan
Master Plan Document




                               TABLE OF CONTENTS


                                                                                                    Page
PURPOSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE 1  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE 2  Selection, Enrollment, Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . .    7

   2.1      Selection by Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
   2.2      Enrollment Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
   2.3      Eligibility; Commencement of Participation  . . . . . . . . . . . . . . . . . . . . . .    8

ARTICLE 3  Deferral Commitments/Interest Crediting  . . . . . . . . . . . . . . . . . . . . . . . .    8

   3.1      Minimum Deferral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
   3.2      Maximum Deferral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
   3.3      Election to Defer; Effect of Election Form  . . . . . . . . . . . . . . . . . . . . . .    9
   3.4      Withholding of Deferral Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
   3.5      Interest Crediting Prior to Distribution  . . . . . . . . . . . . . . . . . . . . . . .    9
   3.6      Installment Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
   3.7      Employer Matching Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
   3.8      FICA and Other Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

ARTICLE 4  Short-Term Payout; Unforeseeable Financial Emergencies;
           Withdrawal Election  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

   4.1      Short-Term Payout . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
   4.2      Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies . . . . . . . . .   12

ARTICLE 5  Retirement Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

   5.1      Retirement Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
   5.2      Payment of Retirement Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
   5.3      Death Prior to Completion of Retirement Benefits  . . . . . . . . . . . . . . . . . . .   13

                                       ii
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Executive Deferral Plan
Master Plan Document





ARTICLE 6  Pre-Retirement Survivor Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

   6.1      Pre-Retirement Survivor Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
   6.2      Payment of Pre-Retirement Survivor Benefits . . . . . . . . . . . . . . . . . . . . . .   13
   6.3      Restriction in the Event of Suicide or Falsely Provided Information . . . . . . . . . .   14

ARTICLE 7  Termination Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

   7.1      Termination Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
   7.2      Payment of Termination Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

ARTICLE 8  Disability Waiver and Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

   8.1      Disability Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
   8.2      Disability Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

ARTICLE 9  Beneficiary Designation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

   9.1      Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
   9.2      Beneficiary Designation; Change; Spousal Consent  . . . . . . . . . . . . . . . . . . .   16
   9.3      Acknowledgment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
   9.4      No Beneficiary Designation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
   9.5      Doubt as to Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
   9.6      Discharge of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

ARTICLE 10  Leave of Absence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

   10.1     Paid Leave of Absence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
   10.2     Unpaid Leave of Absence . . . . . . . . . . . . . . . . . . . . . .   . . . . . . . . .   17

ARTICLE 11  Termination, Amendment or Modification  . . . . . . . . . . . . . . . . . . . . . . . .   18

   11.1     Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
   11.2     Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
   11.3     Interest Rate in the Event of a Change in Control and Interest  . . . . . . . . . . . .   19
   11.4     Effect of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19





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
ARTICLE 12  Administration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

   12.1     Committee Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
   12.2     Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
   12.3     Binding Effect of Decisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
   12.4     Indemnity of Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
   12.5     Employer Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

ARTICLE 13  Other Benefits and Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

   13.1     Coordination with Other Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
   13.2     Rollover of Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

ARTICLE 14  Claims Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

   14.1     Presentation of Claim . . . . . . . . . . . . . . . . . . . . . . .   . . . . . . . . .   21
   14.2     Notification of Decision  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
   14.3     Review of a Denied Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
   14.4     Decision on Review  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
   14.5     Legal Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22

ARTICLE 15  Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

   15.1     Establishment of the Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
   15.2     Interrelationship of the Plan and the Trust . . . . . . . . . . . . . . . . . . . . . .   23

ARTICLE 16  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

   16.1     Unsecured General Creditor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
   16.2     Employer's Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
   16.3     Nonassignability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
   16.4     Not a Contract of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
   16.5     Furnishing Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
   16.6     Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
   16.7     Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
   16.8     Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
   16.9     Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
   16.10    Successors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25





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Master Plan Document





   16.11    Spouse's Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
   16.12    Validity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
   16.13    Incompetent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
   16.14    Court Order . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
   16.15    Distribution in the Event of Taxation . . . . . . . . . . . . . . . . . . . . . . . . .   26
   16.16    Taxes and Withholding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27





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Master Plan Document




                                    PURPOSE

The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated Employees who contribute materially to the continued growth, development and future business success of Hecla Mining Company, a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.


                                   ARTICLE 1
                                  DEFINITIONS

For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean (i) the sum of the Deferral Amount, all Employer Matching Amounts, and interest credited in accordance with all the applicable interest crediting provisions of the Plan, less (ii) all distributions made in accordance with the Plan. This account balance shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant pursuant to this Plan.

1.2 "Annual Bonus" shall mean any compensation, in addition to Base Annual Salary, paid annually to a Participant as an Employee under any Employer's annual bonus and incentive plans.

1.3 "Annual Deferral Amount" shall mean (i) that portion of a Participant's Base Annual Salary that a Participant elects to have and is actually deferred, in accordance with Article 3, for any one Plan Year, plus (ii) that portion of a Participant's Annual Bonus that is actually deferred, in accordance with Article 3, during any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.4 "Base Annual Salary" shall mean the annual compensation, excluding bonuses, commissions, overtime, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, and including automobile allowances, paid





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Master Plan Document




                 to a Participant for employment services rendered to any Employer, before reduction for compensation deferred pursuant to all qualified, non-qualified and Code Section 125 plans of any Employer.

1.5 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.6 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.7              "Board" shall mean the board of directors of the Company.

1.8 "Change in Control" shall mean the first to occur of any of the following events:

                 (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")(a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company,
                          (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which compiles with clauses (i),
                          (ii), and (iii) of subsection (c) below; or

                 (b) Individuals who, as of October 1, 1994 constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided, however, that any individual becoming a director subsequent to October 1, 1994, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a





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Master Plan Document




                 majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                 (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or





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Master Plan Document




                 (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

1.9              "Claimant" shall have the meaning set forth in Section 14.1.

1.10             "Code" shall mean the Internal Revenue Code of 1986, as may be amended from time to time.

1.11             "Committee" shall mean the committee described in Article 12.

1.12             "Company" shall mean Hecla Mining Company, a Delaware
                  corporation.

1.13 "Crediting Rate" shall mean, for each Plan Year, the Moody's Rate for that Plan Year, which shall be an interest rate that is published in Moody's Bond Record under the heading of "Moody's Corporate Bond Yield Averages--Av. Corp" and is (i) in the case of the Plan's first Plan Year, the average corporate bond yield for the month of September 1994, and (ii) in the case of any subsequent Plan Year, the average corporate bond yield for the month of March of the Plan Year that precedes the Plan Year for which the rate is to be used.

1.14 "Deferral Amount" shall mean the sum of all of a Participant's Annual Deferral Amounts.

1.15 "Deduction Limitation" shall mean the following described limitation on the annual benefit that may be distributed pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited with interest in accordance with Section 3.5 below. The amounts so deferred and interest thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of





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Master Plan Document




                 compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control.

1.16 "Disability" shall mean a period of disability during which a Participant qualifies for benefits under the Participant's Employer's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Participant's Employer does not sponsor such a plan or discontinues to sponsor such a plan, a Disability shall be determined by the Committee in its sole discretion.

1.17             "Disability Benefit" shall mean the benefit set forth in
                 Article 8.

1.18 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.19 "Employee" shall mean a person who is an employee of any Employer.

1.20 "Employer(s)" shall mean the Company and/or any of its subsidiaries that have been selected by the Board to participate in the Plan.

1.21 "Employer Matching Amount" shall mean any amount credited by the Company to a Participant's account for a Plan Year in accordance with Section 3.7 below.

1.22 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as may be amended from time to time.

1.23 "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated.





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Master Plan Document




1.24 "Plan" shall mean the Company's Executive Deferral Plan, which shall be evidenced by this instrument and by each Plan Agreement, as may be amended from time to time.

1.25 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled to under the Plan, and the Plan Agreement bearing the latest date of acceptance by the Committee shall govern such entitlement.

1.26 "Plan Year" shall, for the first Plan Year, begin on January 1, 1995, and end on May 31, 1995. For each Plan Year thereafter, the Plan Year shall begin on June 1 of each year and continue through May 31.

1.27 "Preferred Rate" shall mean, for each Plan Year, an interest rate that is equal to the Crediting Rate multiplied by 1.23.

1.28 "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in Article 6.

1.29 "Retirement", "Retires" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of (a) age sixty-five (65) or (b) age fifty-five with ten (10) Years of Service.

1.30             "Retirement Benefit" shall mean the benefit set forth in
                 Article 5.

1.31             "Short-Term Payout" shall mean the payout set forth in Section
                 4.1.

1.32             "Termination Benefit" shall mean the benefit set forth in
                 Article 7.

1.33 "Termination of Employment" shall mean the ceasing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence.





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1.34             "Trust" shall mean the trust established pursuant to that
                 certain Master Trust Agreement, dated as of October 1, 1994, between the Company and the trustee named therein, as amended from time to time.

1.35 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.36 "Years of Plan Participation" shall mean the total number of full Plan Years a Participant has been a Participant in the Plan prior to his or her Termination of Employment (determined without regard to whether deferral elections are made under this Plan). For purposes of a Participant's first Plan Year of participation only, any partial Plan Year of participation shall be treated as a full Plan Year. In addition, during any period of time during which a Participant is suffering a Disability, he or she will not be credited with any additional Years of Plan Participation.

1.37 "Years of Service" shall mean the total number of full years in which a Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. Any partial year of employment shall not be counted.


                                   ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees of the Employers. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.





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2.2              ENROLLMENT REQUIREMENTS.  As a condition to participation, each selected Employee shall complete, execute and return to the Committee within 30 days of selection a Plan Agreement, an Election Form and a Beneficiary Designation Form. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within 30 days of selection, that Employee shall start participation in the Plan on the first day of the month following the month in which the Employee completes all enrollment requirements. If an Employee fails to meet all such requirements within the required 30 day period, that Employee shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.


                                   ARTICLE 3
                    DEFERRAL COMMITMENTS/INTEREST CREDITING

3.1              MINIMUM DEFERRAL.

                 (a) MINIMUM. For each Plan Year, a Participant may elect to defer Base Annual Salary in an amount that is not less than $2,000 for each deferral elected. For each calendar year, a Participant may elect to defer Annual Bonus that is not less than $2,000 for each deferral elected. If no elections are made, the amount deferred shall be zero.

                 (b) SHORT PLAN YEAR BASE ANNUAL SALARY. If a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the first Plan Year of the Plan itself, the minimum Base Annual Salary deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

3.2              MAXIMUM DEFERRAL.   For each Plan Year, a Participant may
                 elect to defer up to 50% of Base Annual Salary. For each calendar year, a Participant may elect to defer up to 100% of Annual Bonus.





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3.3              ELECTION TO DEFER; EFFECT OF ELECTION FORM.

                 (a) INITIAL PARTICIPATION. In connection with a Participant's commencement of participation in the Plan, the Participant shall make a deferral election by timely delivering to the Committee (in accordance with Section 2.3 above) a completed and signed Election Form, which election and form must be accepted by the Committee for a valid election to exist. The Election Form shall provide for an election to defer Base Annual Salary that is yet to be earned for the Plan Year and to defer the Annual Bonus that relates to the calendar year that follows the calendar year in which the election is actually being made.

                 (b) SUCCEEDING ELECTIONS FOR BASE ANNUAL SALARY DEFERRALS. To make a Base Annual Salary deferral for each succeeding Plan Year, a new Election Form must be delivered to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made.

                 (c) SUCCEEDING ELECTIONS FOR ANNUAL BONUS DEFERRALS. To make an Annual Bonus deferral for each succeeding calendar year, a new Election Form must be delivered to the Committee, in accordance with its rules and procedures, before the end of the calendar year preceding the calendar year for which the election is made.

                 (d) NO ELECTION. If no Election Form is timely delivered for a Plan Year or calendar year, as the case may be, no Base Annual Salary or Annual Bonus, respectively, shall be withheld for that Plan Year or calendar year, as the case may be.

3.4 WITHHOLDING OF DEFERRAL AMOUNTS. For each Plan Year, the Base Annual Salary portion of the Annual Deferral Amount shall be withheld each payroll period in equal amounts from the Participant's Base Annual Salary. The Annual Bonus portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus is or otherwise would be paid to the Participant.

3.5 INTEREST CREDITING PRIOR TO DISTRIBUTION. Prior to any distribution of benefits under Articles 4, 5, 6, 7 or 8, interest shall be credited and compounded annually on a Participant's Account Balance as though the Annual Deferral Amount for that





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                 Plan Year was withheld at the beginning of the Plan Year or, in the case of the first year of Plan participation, was withheld on the date that the Participant commenced participation in the Plan, and the Employer Matching Amount for the Plan Year was credited on the last day of the Plan Year. The rate of interest for crediting shall be the Preferred Rate, except as otherwise provided in this Plan. In the event of Retirement, Disability, death or Termination of Employment prior to the end of a Plan Year, the basis for that year's interest crediting will be a fraction of the full year's interest, based on the number of full months that the Participant was employed with the Employer during the Plan Year prior to the occurrence of such event. If a distribution is made under this Plan, for purposes of crediting interest, the Account Balance shall be reduced as of the first day of the month in which the distribution is made.

3.6 INSTALLMENT DISTRIBUTIONS. In the event a benefit is paid in installments under Articles 5, 6 or 8, installment payment amounts shall be determined in the following manner:

                 (a) Interest Rate. The interest rate to be used to calculate installment payment amounts shall be a fixed interest rate that is determined by averaging the Preferred Rates for the Plan Year in which installment payments commence and the four (4) preceding Plan Years. If a Participant has completed fewer than five (5) Plan Years, this average shall be determined using the Preferred Rates for the Plan Years during which the Participant participated in the Plan.

                 (b) "Deemed" Installment Payments. For purposes of calculating installment payment amounts only (and notwithstanding the fact that installment payments shall actually be paid monthly), installment payments for each 12 month period, starting with the date that the Participant became eligible to receive a benefit under this Plan (the "Eligibility Date") and continuing thereafter for each additional 12 month period until the Participant's Account Balance is paid in full, shall be deemed to have been paid in one sum as of the first day of each such 12 month period. (The result of this is that interest crediting shall be made on an annual basis after taking into account the "deemed" annual installment payment for the 12 month period.)





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                 (c)      Amortization.  Based on the interest rate determined
                          in accordance with Section 3.6(a) above and the "deemed" form of installment payments determined in accordance with Section 3.6(b) above, the Participant's Account Balance shall be amortized in equal annual installment payments over the term of the specified payment period (starting as of the Eligibility Date and stated in years rather than months).

                 (d) Monthly Payments. The annual installment payment determined in Section 3.6(c) above shall be divided by 12, and the resulting number shall be the monthly installment payment that is to be paid each month during the specified monthly installment payment period in accordance with the other terms and conditions of this Plan.

3.7              EMPLOYER MATCHING AMOUNTS.

                 (a) General Rule. Subject to Section 3.7(b) below, for each Plan Year, a Participant's Account Balance shall be credited as of the last day of that Plan Year with an Employer Matching Amount that is equal to the Participant's Annual Deferral Amount actually withheld during the Plan Year multiplied by 12.5%.

                 (b) Exception. Notwithstanding the provisions of Section 3.7(a) above, the Annual Deferral Amount that is taken into account in determining the Employer Matching Amount for a Plan Year shall not exceed the difference between (i) 20% multiplied by the sum of
                          (1) the Participant's Base Annual Salary for the Plan Year and (2) the portion of the Participant's Annual Bonus that is paid in that Plan Year, and (ii) the portion of the Participant's salary and/or bonus that is deferred for the Plan Year by the Participant under the Company's 401(k) Plan.

3.8 FICA AND OTHER TAXES. For each Plan Year in which an Annual Deferral Amount is being withheld, the Participant's Employer(s) shall ratably withhold from that portion of the Participant's Base Annual Salary that is not being deferred the Participant's share of FICA and other employment taxes that relate to both the Annual Deferral Amount and the Employer Matching Amount for that Plan Year. If necessary, the Committee shall reduce the Annual Deferral Amount in order to comply with this Section 3.8.





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                                   ARTICLE 4
  SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES; WITHDRAWAL ELECTION

4.1 SHORT-TERM PAYOUT. Subject to the Deduction Limitation, in connection with each election to defer an Annual Deferral Amount, a Participant may elect to receive a future "Short-Term Payout" from the Plan with respect to that Annual Deferral Amount. The Short-Term Payout shall be a lump sum payment in an amount that is equal to the Annual Deferral Amount plus interest credited in the manner provided in
                 Section 3.5 above on that amount, but using the applicable interest rate set forth in Section 7.1 below. No Short-Term Payout shall be available for any Employer Matching Amount. Subject to the other terms and conditions of this Plan, each Short-Term payout elected shall be paid within 60 days of the first day of the Plan Year that is the latter of (i) the first day of the Plan Year that is 3 years after the first day of the Plan Year to which the applicable Annual Deferral Amount election relates, or (ii) the first day of any Plan Year thereafter elected by the Participant on the Election Form electing the Annual Deferral Amount.

4.2 WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this
                 Section 4.2 shall not be subject to the Deduction Limitation.


                                   ARTICLE 5
                               RETIREMENT BENEFIT

5.1 RETIREMENT BENEFIT. Subject to the Deduction Limitation, a Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance.





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5.2              PAYMENT OF RETIREMENT BENEFITS.  A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or in equal monthly payments (the latter determined in accordance with Section 3.6 above) over a period of 60, 120 or 180 months. The Participant may change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least 3 years prior to the Participant's Retirement and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date the Participant Retires.

5.3 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFITS. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of months and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance.


                                   ARTICLE 6
                        PRE-RETIREMENT SURVIVOR BENEFIT

6.1 PRE-RETIREMENT SURVIVOR BENEFIT. Subject to the Deduction Limitation, and except as provided in Section 6.3 below, if a Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance.

6.2 PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFITS. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form whether the Pre-Retirement Survivor Benefit shall be received by his or her Beneficiary in a lump sum or in equal monthly payments (the latter determined in accordance with Section 3.6 above) over a period of 60, 120 or 180 months. The Participant may change this election to an allowable alternative





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                 payout period by submitting a new Election Form to the
                 Committee, which form must be accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee prior to the Participant's death shall govern the payout of the Participant's Pre-Retirement Survivor Benefit. Despite the foregoing, if the Participant's Account Balance at the time of his or her death is less than $25,000, or the Beneficiary petitions the Committee for a lump sum payment, payment of the Pre-Retirement Survivor Benefit may be made, in the sole discretion of the Committee, in a lump sum or in installment payments that do not exceed five years in duration. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date the Committee is provided with proof that is satisfactory to the Committee of the Participant's death.

6.3 RESTRICTION IN THE EVENT OF SUICIDE OR FALSELY PROVIDED INFORMATION. In the event of a Participant's suicide within 2 years after the Participant first becomes a Participant, or in the event the Participant's death is determined to be from a bodily or mental cause or causes, the information about which was withheld, knowingly concealed, or falsely provided by the Participant if requested to furnish evidence of good health, the Pre- Retirement Survivor Benefit shall be equal to the sum of the Participant's Annual Deferral Amounts, without interest and without all Employer Matching Amounts, all determined as of his or her date of death.


                                   ARTICLE 7
                              TERMINATION BENEFIT

7.1 TERMINATION BENEFITS. Subject to the Deduction Limitation, if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance, with interest credited in the manner provided in Section 3.5 above, but using the applicable interest rate set forth in the following schedule:

                    COMPLETION OF YEARS OF PLAN PARTICIPATION   APPLICABLE RATE

                    Less than five years                        Crediting Rate

                    Five or more years                          Preferred Rate





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                 Despite the foregoing schedule, if the Participant was a
                 participant in the 1985 Hecla Mining Company Deferred Compensation Plan for Executive Officers, then for purposes of this Section 7.1, he or she shall be treated as having completed five Years of Plan Participation at the time of his or her commencement of participation in this Plan.

7.2 PAYMENT OF TERMINATION BENEFIT. The Termination Benefit shall be paid in a lump sum within 60 days of the Termination of Employment.


                                   ARTICLE 8
                         DISABILITY WAIVER AND BENEFIT

8.1              DISABILITY WAIVER.

                 (a) ELIGIBILITY. By participating in the Plan, all Participants are eligible for this waiver.

                 (b) WAIVER OF DEFERRAL; CREDIT FOR PLAN YEAR OF DISABILITY. A Participant who is determined by the Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary and/or Annual Bonus for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections.

                 (c) RETURN TO WORK. If a Participant returns to employment with an Employer after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with
                          Section 3.3 above.

8.2 DISABILITY BENEFIT. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions





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                 of those Articles.  Notwithstanding the above, the Committee shall have the right, in its sole and absolute discretion and for purposes of this Plan only, to terminate a Participant's employment at any time after such Participant is determined to be suffering from a permanent Disability.


                                   ARTICLE 9
                            BENEFICIARY DESIGNATION

9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent.

9.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and
                 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his





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                 or her surviving spouse.  If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

9.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.


                                   ARTICLE 10
                                LEAVE OF ABSENCE

10.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

10.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.





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                                   ARTICLE 11
                     TERMINATION, AMENDMENT OR MODIFICATION

11.1 TERMINATION. Any Employer reserves the right to terminate the Plan at any time with respect to its participating Employees by the actions of its board of directors. Upon the termination of the Plan, all Plan Agreements of a Participant shall terminate and his or her Account Balance, determined as if he or she had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired on the date of Plan termination, shall be paid to the Participant as follows. Prior to a Change in Control, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or in monthly installments for up to 5 years, with interest credited during the installment period as provided in
                 Section 3.6. After a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments by paying the present value equivalent of such payments, using the Crediting Rate for the Plan Year in which the termination occurs as the discount rate, in a lump sum or pursuant to a different payment schedule.

11.2 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the actions of its board of directors; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification, or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the present value equivalent of such payments, using the Crediting Rate for the Plan Year of the amendment or





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                 modification as the discount rate, in a lump sum or pursuant to a different payment schedule.

11.3 INTEREST RATE IN THE EVENT OF A CHANGE IN CONTROL AND INTEREST. If a Change in Control occurs, the applicable interest rate to be used in determining a Participant's benefit in connection with a Termination of Employment after the Change in Control, or a Plan termination, amendment or modification under Sections 11.1 and 11.2, shall be the Preferred Rate. However, the Crediting Rate for the applicable Plan Year, and not the Preferred Rate, shall be used as the discount rate for determining present value.

11.4 EFFECT OF PAYMENT. The full payment of the applicable benefit under Articles 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.


                                   ARTICLE 12
                                 ADMINISTRATION

12.1 COMMITTEE DUTIES. This Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

12.2 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.





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Executive Deferral Plan
Master Plan Document





12.4 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

12.5 EMPLOYER INFORMATION. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.


                                   ARTICLE 13
                         OTHER BENEFITS AND AGREEMENTS

13.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

13.2 ROLLOVER OF BENEFITS. The Company, in its sole discretion, may designate that the benefits under any nonqualified plan sponsored by the Company may be rolled over to this Plan. If such a designation is made, the Participant's account balance under that plan shall be added to his or her Account Balance under this Plan and any such transferred account balance shall become subject to the terms and conditions of this Plan. Upon the completion of that rollover, the Participant's participation in the deferred compensation plan shall cease and he or she shall have no further interest in that plan, unless otherwise specified by the Company. The Committee, in its sole discretion, shall provide rules and procedures with respect to any elections or beneficiary designations that may be required as a result of the rollover.





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Executive Deferral Plan
Master Plan Document





                                   ARTICLE 14
                               CLAIMS PROCEDURES

14.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

                 (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

                 (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                             (i)           the specific reason(s) for the
                                           denial of the claim, or any part of
                                           it;

                            (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                           (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                            (iv) an explanation of the claim review procedure set forth in Section 14.3 below.





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Executive Deferral Plan
Master Plan Document




14.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

                 (a)      may review pertinent documents;

                 (b)      may submit written comments or other documents; and/or

                 (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

                 (a)      specific reasons for the decision;

                 (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

                 (c)      such other matters as the Committee deems relevant.

14.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.





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HECLA MINING COMPANY
Executive Deferral Plan
Master Plan Document




                                   ARTICLE 15
                                     TRUST

15.1 ESTABLISHMENT OF THE TRUST. The Company shall establish the Trust, and the Employers shall at least annually transfer over to the Trust such assets as the Employers determine, in their sole discretion, are necessary to provide for their respective future liabilities created with respect to the Annual Deferral Amounts and interest credits for that year.

15.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Agreement.


                                   ARTICLE 16
                                 MISCELLANEOUS

16.1 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. Any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.2 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.3 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the





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Executive Deferral Plan
Master Plan Document




                 amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable, except that the foregoing shall not apply to any family support obligations set forth in a court order. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

16.4 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.5 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.6 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.7 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.





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Executive Deferral Plan
Master Plan Document




16.8 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the laws of the State of Idaho without regard to its conflicts of laws principles.

16.9 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                                  Hecla Mining Company
                                  Executive Deferral Plan
                                  6500 Mineral Drive
                                  Coeur d'Alene, Idaho 83814-8788
                                  Attn:    Jon T. Langstaff

                 Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

                 Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.10 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.11 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.12 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidly shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.





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Executive Deferral Plan
Master Plan Document




16.13 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.14 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party.

16.15            DISTRIBUTION IN THE EVENT OF TAXATION.

                 (a) GENERAL. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

                 (b)      TRUST.  If the Trust terminates in accordance with
                          Section 3.6(e) of the Trust and benefits are distributed from the Trust to a Participant in accordance with that Section, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.





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HECLA MINING COMPANY
Executive Deferral Plan
Master Plan Document




16.16 TAXES AND WITHHOLDING. The Participant's Employer(s), or the trustee of the Trust in accordance with the terms of the Trust, may withhold from any distribution under this Plan any and all employment and income taxes that are required to be withheld under applicable law.




                          IN WITNESS WHEREOF, the Company has signed this Plan
document as of January 1, 1995.

                                      "Company"

                                      HECLA MINING COMPANY,
                                       a Delaware corporation


                                      By:      /s/ Michael B. White
                                          -------------------------------------

                                      Title:  Vice President - General Counsel
                                             ----------------------------------








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